                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



                        DATE OF REPORT: SEPTEMBER 8, 1999


                              QUALMARK CORPORATION
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         COLORADO                    0-28484                84-1232688
----------------------------     ----------------         ---------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE         I.R.S. EMPLOYER
     OF INCORPORATION)                NUMBER)                  NUMBER)


                    1329 WEST 121ST AVENUE, DENVER, CO 80234
                    ----------------------------------------
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                                 (303) 254-8800
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5.    OTHER EVENTS

           ON AUGUST 31, 1999, THE COMPANY ISSUED A PRESS RELEASE WHICH IS ATTACHED TO THIS REPORT AS EXHIBIT 5.1.

           ON SEPTEMBER 2, 1999, THE COMPANY ISSUED A PRESS RELEASE WHICH IS ATTACHED TO THIS REPORT AS EXHIBIT 5.2.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

    (c)    Exhibits

               Exhibit 5.1               Press Release dated 8/31/99
               Exhibit 5.2               Press Release dated 9/2/99


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         DATED, this 8th day of September, 1999.


                              QUALMARK CORPORATION


                              By: /s/ W. Preston Wilson
                                 --------------------------------------
                                  W. Preston Wilson, President & CEO










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